                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24
               REPORT OF INDEPENDENT AUDITORS      28
                   DIVIDEND REINVESTMENT PLAN      29



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31
                 RESULTS OF SHAREHOLDER VOTES      32

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

-----------------------------
NYSE Ticker Symbol - VIC
-----------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
One-year total return                                2.45%       12.29%
---------------------------------------------------------------------------
Five-year average annual total return                6.98%        7.39%
---------------------------------------------------------------------------
Life-of-Trust average annual total return            7.35%        7.90%
---------------------------------------------------------------------------
Commencement date                                              03/27/92
---------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                          5.89%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                    10.67%
---------------------------------------------------------------------------
Preferred share rate(5)                                           2.74%
---------------------------------------------------------------------------
Net asset value                                                  $16.81
---------------------------------------------------------------------------
Closing common share price                                       $15.59
---------------------------------------------------------------------------
One-year high common share price (01/11/01)                     $17.125
---------------------------------------------------------------------------
One-year low common share price (06/25/01)                       $15.01
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 44.8% combined federal and state income tax rate effective for calendar year 2001, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2001
- AAA/Aaa............  70.7%   [PIE CHART]
- AA/Aa..............   8.4%
- A/A................   8.0%
- BBB/Baa............   9.5%
- Non-Rated..........   3.4%
As of October 31, 2000
- AAA/Aaa............  65.3%   [PIE CHART]
- AA/Aa..............  12.3%
- A/A................   3.8%
- BBB/Baa............  14.1%
- Non-Rated..........   4.5%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                           0.0825
12/00                                                                           0.0765
1/01                                                                            0.0765
2/01                                                                            0.0765
3/01                                                                            0.0765
4/01                                                                            0.0765
5/01                                                                            0.0765
6/01                                                                            0.0765
7/01                                                                            0.0765
8/01                                                                            0.0765
9/01                                                                            0.0765
10/01                                                                           0.0765

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
Transportation                                                             14.00                              14.00
Public Education                                                           13.30                               9.20
Tax District                                                               13.00                               6.50
Retail Electric/Gas/Telephone                                               9.00                              16.40
General Purpose                                                             8.00                               7.80

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1992 through October 2001)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/92                                                                      14.8900                            15.0000
                                                                          14.8900                            14.8900
                                                                          15.1800                            14.5000
                                                                          15.4600                            14.7500
                                                                          15.4200                            14.5000
3/93                                                                      16.4200                            15.3750
                                                                          16.9200                            15.6250
                                                                          17.7000                            16.0000
                                                                          17.5100                            15.6250
3/94                                                                      15.6500                            13.6250
                                                                          15.4400                            14.0000
                                                                          15.2100                            13.7500
                                                                          14.2400                            12.6250
3/95                                                                      15.5800                            13.8750
                                                                          15.8000                            14.2500
                                                                          16.0500                            13.8750
                                                                          16.8000                            15.6250
3/96                                                                      16.0400                            14.8750
                                                                          16.0900                            15.7500
                                                                          16.4300                            15.2500
                                                                          16.5300                            15.8750
3/97                                                                      16.2300                            15.5000
                                                                          16.6900                            16.3750
                                                                          17.0900                            16.8120
                                                                          17.2400                            17.0625
3/98                                                                      17.1900                            17.3125
                                                                          17.2100                            16.8125
                                                                          17.6700                            18.0000
                                                                          17.1000                            18.1875
3/99                                                                      16.9700                            17.8125
                                                                          16.2500                            16.1875
                                                                          15.6400                            16.0625
                                                                          14.9100                            14.2500
3/00                                                                      15.3900                            14.7500
                                                                          15.3800                            15.5000
                                                                          15.7700                            16.4375
                                                                          16.4500                            16.3750
3/01                                                                      16.3900                            16.1300
                                                                          16.0500                            15.1500
                                                                          16.6600                            15.4800
10/01                                                                     16.8100                            15.5900

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING
THE 12 MONTHS ENDED OCTOBER 31, 2001. JOSEPH A. PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, 2001 for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds.

This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period. California issuance was up by 32 percent for the year, with 65 percent of that issuance being insured.

    The California economy was especially hard hit by an ongoing recession in the technology sector, which had ripple effects in other areas such as real estate. The state was also rocked by problems with its two largest utilities, both of which are large issuers in the market. These problems led the major ratings agencies to downgrade the state's general obligation bonds twice over the course of the period. California's tax receipts fell significantly over the period, which led to a shrinking budget surplus in its general account.

    The anticipation of deepening economic woes led Moody's to put California general obligation bonds (GOs) on a further credit watch in early October, which could bring their current AA3 rating down to A, a level not seen since 1938. This announcement caused the state's GOs to lag the rest of the market in that month. That said, their effect was somewhat cushioned by a general environment of falling interest rates.

    For the 12 months ended October 31, 2001, the trust produced a total return of 2.45 percent based on market price. This reflects a decrease in market price from $16.125 per share on October 31, 2000, to $15.59 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 10.10 percent for the same period. The Lehman Brothers California Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   While we were well aware of the
troubles facing the California economy, our feeling was that the market overreacted. In our view, many of the state's obligations (especially the downgraded general obligations) were oversold. The state budget is still in surplus, and its economy is one of the most diversified (not to mention the largest) in the country. We opted to maintain the trust's weighting, and in fact increased it slightly over the period to 8.0 percent. While the general obligation bonds were a minor drag on performance when that sector lagged in October, our investment rationale hasn't changed and so we kept the position in the trust.

    We continued to keep the trust well-diversified over the period. As various holdings reached their price targets, we used some of the proceeds to increase the trust's holdings of essential services bonds. Many of these bonds were in the transportation and water and sewer sectors, which are areas of the state's economy that should continue to enjoy strong activity even in an economic downturn. Public education bonds were especially attractive to us since they are attached to one of the most essential services in the most populous state in the country. We increased the trust's exposure to this sector from 9.2 percent to
13.3 percent of long-term investments.

    We also held to a strategy of avoiding those sectors that were likely to negatively impact performance. The healthcare sector in California was generally unappealing to us in light of the continuing financial difficulties and overcapacity that have caused the bonds to underperform the rest of the market. We also reduced the trust's exposure to industrial revenue credits. These bonds are directly affected by the weakness in the manufacturing sector; we moved to protect the trust's long-term investments by trimming its position in the sector from 8.1 percent to 3.4 percent. We also reduced the trust's exposure to housing bonds, which tend to underperform because of their structure.

    Over the course of the period, the short- and intermediate-duration bonds we purchased were a significant contributor to performance as the yield curve steepened. More recently, our quantitative analysis has led us to the conclusion that the long-intermediate part of the curve (generally 15 to 20-year bonds) offer strong relative value potential going forward. We have selectively increased the trust's exposure there to take advantage of these opportunities.

    The trust also had a number of bonds called away during the reporting period. This caused its overall duration to shorten. We have initiated a strategy of attempting to lengthen duration in recent months, and expect to continue that approach through targeted purchases until the trust reaches its duration target.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

    As for California, we believe that demand for the state's bonds will continue to be strong because of the tax benefits that accrue to investors. We also expect issuance to remain strong for the foreseeable future, with California likely to be the biggest state in terms of issuance in 2002. The $12.5 billion California Department of Water Resources issue originally slated for August of 2001 will most likely happen in spring of 2002. This issue will replenish the state's general fund, which has been weakened by slowing tax receipts. We also anticipate significant issuance of education and transportation bonds to finance necessary infrastructure operations and improvements.

    As for the state's economy, we expect it to continue its current path of worsening along with the rest of the country, with its budget surplus dwindling and potentially going into deficit in 2002. If anything, it's possible the state's economy could worsen more dramatically than the broader U.S. economy. That said, California still has the country's most diversified economy, and because of this we are confident that it can weather the current downturn. In all, we still think the market presents compelling opportunities for investors with a disciplined process.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS (GO): Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  98.3%
          CALIFORNIA  97.4%
$1,020    A B C CA Uni Sch Dist Cap Apprec Ser B
          (FGIC Insd)................................    *       08/01/17   $    474,759
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
          Family Rev Hsg Utd Dominion Ser A Rfdg
          (Asset Gty Insd)...........................   6.400%   08/15/30      1,075,500
 1,485    Alameda Contra Costa, CA Tran Rfdg (AMBAC
          Insd)......................................   4.700    08/01/17      1,507,082
 3,540    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Pub Impt Proj Ser C (FSA Insd)......    *       09/01/32        688,388
 2,000    Bay Area Toll Auth CA Toll Brdg Rev San
          Francisco Bay Area Ser D...................   5.000    04/01/17      2,081,460
 3,535    Brea, CA Redev Agy Tax Alloc Ser A Rfdg
          (AMBAC Insd)...............................   5.500    08/01/20      3,831,834
 1,000    California Edl Fac Auth Rev Pooled College
          & Univ Proj Ser B..........................   5.250    04/01/24        954,960
 1,000    California Edl Fac Auth Rev Pooled College
          & Univ Proj Ser B..........................   6.750    06/01/30      1,083,330
   835    California Edl Fac Auth Rev Student Ln CA
          Ln Pgm Ser A (MBIA Insd)...................   6.000    03/01/16        903,804
 1,100    California Hlth Fac Fin Auth Rev Hlth Fac
          Small Fac Ln Ser A.........................   6.700    03/01/11      1,131,295
 1,500    California Hlth Fac Fin Auth Rev Hlth Fac
          Small Fac Ln Ser A.........................   6.750    03/01/20      1,547,400
 2,500    California Hlth Fac Fin Auth Rev Insd Hlth
          Fac Vlycare Ser A..........................   6.125    05/01/12      2,573,875
 1,000    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd)................   5.550    08/15/25      1,012,300
 1,000    California Hsg Fin Agy Rev Cap Apprec Home
          Mtg Ser K (MBIA Insd)......................    *       08/01/24        261,500
 1,000    California Hsg Fin Agy Rev Home Mtg Ser B
          (MBIA Insd)................................   6.000    08/01/16      1,067,720
   925    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd)...............................   6.100    08/01/29        977,577

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    California Hsg Fin Agy Rev Home Mtg Ser M
          (MBIA Insd)................................   5.550%   08/01/17   $  1,046,080
   710    California Hsg Fin Agy Rev Home Mtg Ser N
          (FHA Gtd)..................................   6.375    02/01/27        755,774
 1,000    California Hsg Fin Agy Rev Multi-Family Hsg
          III Ser A (MBIA Insd)......................   5.850    08/01/17      1,053,060
 4,500    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co (AMBAC Insd).......   6.000    07/01/27      4,615,515
 1,000    California St Dept Wtr Res Wtr Ser W.......   5.500    12/01/17      1,097,740
 2,000    California St Veterans (AMBAC Insd)........   6.200    02/01/16      2,005,680
 1,000    California St Veterans Ser BH (FSA Insd)...   5.400    12/01/15      1,045,690
 2,000    California St Veterans Ser BH (FSA Insd)...   5.400    12/01/16      2,049,900
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap
          Apprec Ser A (MBIA Insd)...................    *       08/01/30        238,798
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap
          Apprec Ser A (MBIA Insd)...................    *       08/01/31        226,548
 1,700    Chino Vly Uni Sch Dist CA Ctfs Partn Ser A
          Rfdg (FSA Insd)............................   5.375    09/01/20      1,810,551
 1,700    Chula Vista, CA Indl Dev Rev San Diego Gas
          & Elec Co Ser A (AMBAC Insd)...............   6.400    12/01/27      1,798,481
 1,000    Colton, CA Redev Agy Tax Alloc Mount Vernon
          Corridor Redev.............................   6.300    09/01/36      1,054,370
 1,000    Corona-Norco, CA Uni Sch Dist Cap Apprec
          Ser B (FSA Insd)...........................    *       09/01/15        525,760
 1,360    Csuci Fing Auth Rev CA East Campus Cmnty
          Ser A (MBIA Insd)..........................   5.125    09/01/21      1,404,472
 1,245    Duarte, CA Multi-Family Rev Hsg Heritage
          Park Apts Ser A (FNMA Collateralized)......   5.850    05/01/30      1,300,751
 1,000    East Bay, CA Muni Util Dist Spl Dist No 1
          Ser E (FGIC Insd)..........................   5.000    04/01/15      1,009,690
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
          (MBIA Insd)................................   5.000    06/01/21      1,020,190
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
          (MBIA Insd)................................   4.750    06/01/28        987,320
 1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax
          Cmnty Fac Dist No 5 New Sch (FSA Insd).....   5.375    08/15/29      1,046,230
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)..........................   5.250    12/01/19      1,045,140
 1,950    Fontana, CA Redev Agy Tax Alloc Southwest
          Indl Park Proj (MBIA Insd).................   5.200    09/01/30      1,998,379

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$10,000   Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................    *       01/15/25   $  2,561,500
  3,000   Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Sr Lien Ser A (Escrowed
          to Maturity) (a)........................... 0/7.050%   01/01/10      3,057,810
  1,680   Glendale, CA Uni Sch Dist Ser D (MBIA
          Insd)......................................   5.250    09/01/17      1,793,585
  2,000   Huntington Beach, CA Pub Fin Auth Rev
          Huntington Beach Redev Proj................   7.000    08/01/10      2,068,540
  1,000   Kern, CA Cmnty College Sch Fac Impt Dist
          Mammoth Campus/Kern Cmnty (AMBAC Insd).....    *       08/01/22        341,530
  1,000   Laguna Hills, CA Ctfs Partn Cmnty Ctr Proj
          (MBIA Insd)................................   5.000    12/01/18      1,034,800
  1,105   Larkspur, CA Sch Dist Cap Apprec Ser A
          (FGIC Insd)................................    *       08/01/20        423,955
  2,000   Los Angeles Cnty, CA Met Tran Auth Sales
          Tax Rev Prop A First Tier Sr Ser B (FSA
          Insd)......................................   4.750    07/01/24      1,984,780
  1,000   Los Angeles, CA Cmnty College Dist Ser A
          (MBIA Insd)................................   5.000    06/01/26      1,011,860
  1,000   Los Angeles, CA Ctf Part Sr Sonnenblick Del
          Rio W L. A. (AMBAC Insd)...................   6.000    11/01/19      1,133,150
    260   Los Angeles, CA Dept Wtr & Pwr Elec Plt
          Rev........................................   6.000    02/15/30        274,147
  1,473   Los Angeles, CA Multi-Family Rev Hsg
          Earthquake Rehab Proj Ser A (FNMA
          Collateralized)............................   5.700    12/01/27      1,530,060
  1,000   Los Angeles, CA Wtr & Pwr Rev Ser A........   5.250    07/01/18      1,030,130
  1,305   Marin, CA Emergency Radio Auth Rev Pub
          Safety & Emergency Radio (AMBAC Insd)......   4.750    08/15/21      1,304,086
  1,000   Mendocino Cnty, CA Ctf Part Cnty Pub Fac
          Corp (MBIA Insd)...........................   5.250    06/01/30      1,037,380
  1,000   Metropolitan Wtr Dist Southrn CA Wtrwks Rev
          Ser A Rfdg.................................   4.750    07/01/22        994,080
  2,110   Murrieta Vly, CA Uni Sch Dist Ser A (FGIC
          Insd)......................................    *       09/01/17        976,614
  1,000   Oakland, CA Uni Sch Dist (FSA Insd)........   5.000    08/01/17      1,034,660
  1,930   Orange Cnty, CA Ctfs Partn Juvenile Justice
          Cent Fac Rfdg (AMBAC Insd).................   6.375    06/01/11      2,014,399
  1,000   Oxnard, CA Un High Sch Dist Ser A Rfdg
          (MBIA Insd)................................   6.200    08/01/30      1,172,740

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,175    Palo Verde, CA Uni Sch Dist Cap Apprec Ser
          B (FGIC Insd)..............................    *       09/01/25   $    338,776
 2,500    Port Oakland, CA Port Rev Ser E (MBIA
          Insd)......................................   6.500%   11/01/16      2,646,025
 1,220    Rancho Mirage, CA Redev Agy Tax Redev Plan
          1984 Proj Ser A 1 (MBIA Insd)..............   5.000    04/01/26      1,235,274
 1,000    Rancho Mirage, CA Redev Agy Tax Redev Plan
          1984 Proj Ser A 1 (MBIA Insd)..............   5.000    04/01/33      1,009,260
 1,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd).....................   4.750    08/01/21        999,290
 2,000    Riverside Cnty, CA Brd Edl Ctfs Partn Fin
          Proj Ser A.................................   6.650    11/01/17      2,062,620
 1,650    Roseville, CA Jt Un High Sch Dist Ser B
          (FGIC Insd)................................    *       06/01/20        639,623
 1,000    Sacramento Cnty, CA Ctf Part Pub Fac Proj
          Rfdg (AMBAC Insd)..........................   4.750    10/01/27        987,910
 1,000    San Bernardino Cnty, CA Ctfs Partn Med Cent
          Fin Proj (MBIA Insd).......................   5.000    08/01/28      1,005,900
 4,000    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (AMBAC Insd)....................   6.100    09/01/19      4,177,960
 4,000    San Diego, CA Port Fac Rev Natl Steel &
          Shipbldg Co Rfdg...........................   6.600    12/01/02      4,138,040
 1,500    San Diego, CA Redev Agy Centre City Redev
          Proj Ser A.................................   6.400    09/01/25      1,598,880
 1,000    San Diego, CA Uni Sch Dist Cap Apprec Ser A
          (FGIC Insd)................................    *       07/01/17        466,620
 1,185    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Rev Second Ser Issue 15B (MBIA
          Insd)......................................   4.800    05/01/17      1,202,443
 1,685    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Rev Spl Fac Lease Ser A (FSA
          Insd)......................................   6.125    01/01/27      1,838,857
 1,000    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Second Ser 27A Rfdg (MBIA
          Insd)......................................   5.250    05/01/26      1,019,860
 1,000    San Joaquin Hills, CA Tran Corridor Agy
          Toll Rd Rev Jr Lien........................    *       01/01/09        766,510
 1,000    San Jose, CA Redev Tax Alloc Merged Area
          Redev Proj (AMBAC Insd)....................   4.750    08/01/23        995,230
 1,000    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
          Cap Proj Ser A Rfdg (FSA Insd).............   4.750    07/15/23        995,240
 1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)...   5.600    08/01/23      1,128,310
 1,500    Santa Ana, CA Multi-Family Hsg Rev Villa
          Del Sol Apts Ser B (FNMA Collateralized)...   5.650    11/01/21      1,552,890

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    Santa Ana, CA Uni Sch Dist Ctfs Partn Cap
          Apprec Fin Proj (FSA Insd).................    *       04/01/36   $    162,440
 2,250    Santa Barbara, CA Ctfs Partn Harbor Proj
          Rfdg.......................................   6.750%   10/01/27      2,372,940
 1,025    Saratoga, CA Fire Protn Dist Cap Apprec Ser
          A (FGIC Insd)..............................    *       09/01/26        279,282
 2,000    South Orange Cnty, CA Pub Fin Auth Reassmt
          Rev (FSA Insd).............................   5.800    09/02/18      2,211,280
   390    Southern CA Home Fin Auth Single Family Mtg
          Rev Ser A (GNMA Collateralized)............   6.750    09/01/22        398,873
 1,000    Stockton, CA Hlth Fac Rev Saint Joseph Med
          Cent Ser A (MBIA Insd).....................   5.625    06/01/13      1,071,080
 1,300    Taft, CA City Elem Sch Dist Ser A (MBIA
          Insd)......................................    *       08/01/22        440,414
 3,000    Upland, CA Ctfs Partn Wtr Sys Proj Rfdg
          (FGIC Insd)................................   6.600    08/01/16      3,158,310
 2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
          Rev Cmnty Fac Rfdg (FSA Insd)..............   6.500    09/01/14      2,297,920
                                                                            ------------
                                                                             120,286,766
                                                                            ------------
          U. S. VIRGIN ISLANDS  0.9%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A..........................   6.375    10/01/19      1,082,930
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $113,367,520)....................................................    121,369,696
SHORT-TERM INVESTMENT  0.5%
  (Cost $600,000)........................................................        600,000
                                                                            ------------
TOTAL INVESTMENTS  98.8%
  (Cost $113,967,520)....................................................    121,969,696

OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%..............................      1,488,895
                                                                            ------------

NET ASSETS  100.0%.......................................................   $123,458,591
                                                                            ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $113,967,520).......................    $121,969,696
Cash........................................................          51,593
Interest Receivable.........................................       1,775,647
Other.......................................................           1,105
                                                                ------------
    Total Assets............................................     123,798,041
                                                                ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................          62,792
  Income Distributions--Common and Preferred Shares.........          54,954
  Administrative Fee........................................          20,931
  Affiliates................................................           8,385
Trustees' Deferred Compensation and Retirement Plans........         128,755
Accrued Expenses............................................          63,633
                                                                ------------
    Total Liabilities.......................................         339,450
                                                                ------------
NET ASSETS..................................................    $123,458,591
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $25,000 per share)........................................    $ 45,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,666,320 shares issued and
  outstanding)..............................................          46,663
Paid in Surplus.............................................      68,592,482
Net Unrealized Appreciation.................................       8,002,176
Accumulated Net Realized Gain...............................       1,519,135
Accumulated Undistributed Net Investment Income.............         298,135
                                                                ------------
    Net Assets Applicable to Common Shares..................      78,458,591
                                                                ------------
NET ASSETS..................................................    $123,458,591
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($78,458,591 divided by
  4,666,320 shares outstanding).............................    $      16.81
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................    $ 6,776,910
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        759,073
Administrative Fee..........................................        242,172
Preferred Share Maintenance.................................        128,672
Legal.......................................................         22,512
Trustees' Fees and Related Expenses.........................         22,224
Custody.....................................................          8,524
Other.......................................................        141,871
                                                                -----------
    Total Expenses..........................................      1,325,048
    Less Credits Earned on Cash Balances....................            545
                                                                -----------
    Net Expenses............................................      1,324,503
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 5,452,407
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 1,583,278
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      4,808,710
  End of the Period.........................................      8,002,176
                                                                -----------
Net Unrealized Appreciation During the Period...............      3,193,466
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 4,776,744
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $10,229,151
                                                                ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  5,452,407        $  5,677,634
Net Realized Gain...................................      1,583,278             486,979
Net Unrealized Appreciation During the Period.......      3,193,466           3,439,748
                                                       ------------        ------------
Change in Net Assets from Operations................     10,229,151           9,604,361
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (4,310,048)         (4,606,263)
  Preferred Shares..................................     (1,365,945)         (1,544,134)
                                                       ------------        ------------
                                                         (5,675,993)         (6,150,397)

Distributions from Net Realized Gain:
  Preferred Shares..................................        (23,645)                -0-
                                                       ------------        ------------
  Total Distributions...............................     (5,699,638)         (6,150,397)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      4,529,513           3,453,964

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment......................................        114,399             115,655
                                                       ------------        ------------
TOTAL INCREASE IN NET ASSETS........................      4,643,912           3,569,619
NET ASSETS:
Beginning of the Period.............................    118,814,679         115,245,060
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $298,135
  and $521,721, respectively).......................   $123,458,591        $118,814,679
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                        -----------------------------
                                                         2001       2000       1999
                                                        -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)..........  $ 15.84    $ 15.10    $ 17.51
                                                        -------    -------    -------
  Net Investment Income...............................     1.16       1.22       1.19
  Net Realized and Unrealized Gain/Loss...............     1.03        .84      (1.95)
                                                        -------    -------    -------
Total from Investment Operations......................     2.19       2.06       (.76)
                                                        -------    -------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.......................      .92        .99        .99
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders..........................      .29        .33        .22
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.......................      -0-        -0-        .34
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders..........................      .01        -0-        .10
                                                        -------    -------    -------
Total Distributions...................................     1.22       1.32       1.65
                                                        -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD....................  $ 16.81    $ 15.84    $ 15.10
                                                        =======    =======    =======
Market Price Per Share at End of the Period...........  $ 15.59    $16.125    $14.375
Total Investment Return at Market Price (b)...........    2.45%     19.77%    -13.54%
Total Return at Net Asset Value (c)...................   12.29%     11.89%     -6.64%
Net Assets at End of the Period (In millions).........  $ 123.5    $ 118.8    $ 115.2
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)...................................    1.74%      1.80%      1.74%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).....................    7.17%      7.98%      7.15%
Portfolio Turnover....................................      27%        28%        25%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)................................    1.09%      1.10%      1.10%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e).....................    5.37%      5.81%      5.84%
SENIOR SECURITIES:
Total Preferred Shares Outstanding....................    1,800      1,800      1,800
Asset Coverage Per Preferred Share (f)................  $68,588    $66,008    $64,025
Involuntary Liquidating Preference Per Preferred
  Share...............................................  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share..............  $25,000    $25,000    $25,000

 * Non-Annualized

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.296 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                      MARCH 27, 1992
                                                                      (COMMENCEMENT
                                                                      OF INVESTMENT
YEAR ENDED OCTOBER 31,                                                OPERATIONS) TO
-------------------------------------------------------------------    OCTOBER 31,
      1998       1997       1996       1995       1994       1993          1992
------------------------------------------------------------------------------------
    $  17.16   $  16.58   $  16.29   $  14.67   $  17.64   $  14.88      $  14.70
    --------   --------   --------   --------   --------   --------      --------
        1.24       1.26       1.30       1.30       1.28       1.28           .59
         .70        .84        .40       1.64      (3.00)      2.85           .10
    --------   --------   --------   --------   --------   --------      --------
        1.94       2.10       1.70       2.94      (1.72)      4.13           .69
    --------   --------   --------   --------   --------   --------      --------
         .99        .99        .96        .92        .92        .92           .38
         .28        .27        .32        .40        .26        .26           .13
         .25        .20        .09        -0-        .06        .14           -0-
         .07        .06        .04        -0-        .01        .05           -0-
    --------   --------   --------   --------   --------   --------      --------
        1.59       1.52       1.41       1.32       1.25       1.37           .51
    --------   --------   --------   --------   --------   --------      --------
    $  17.51   $  17.16   $  16.58   $  16.29   $  14.67   $  17.64      $  14.88
    ========   ========   ========   ========   ========   ========      ========
    $  18.00   $  16.75   $  15.75   $  14.75   $  12.75   $ 16.375      $  14.25
      15.46%     12.96%     14.14%     23.60%    -16.67%     23.01%        -2.50%*
       9.62%      9.78%      8.05%     17.86%    -11.63%     26.44%         1.70%*
    $  126.0   $  124.3   $  121.6   $  120.3   $  112.8   $  126.5      $  113.7
       1.71%      1.77%      1.80%      1.83%      1.79%      1.73%         1.70%
       7.16%      7.57%      7.97%      8.39%      7.91%      7.78%         6.67%
         27%        23%        16%        13%        14%        27%           51%*
       1.10%      1.12%      1.13%      1.12%      1.12%      1.09%         1.18%
       5.54%      5.93%      5.97%      5.83%      6.31%      6.21%         5.18%
         900        900        900        900        900        900           900
    $140,049   $138,057   $135,121   $133,628   $125,291   $140,558      $126,364
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade California Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect accretion of market discount would be $85,786.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 2001, for federal income tax purposes cost of long- and short-term investments is $113,967,520; the aggregate gross unrealized appreciation is $8,025,246 and the aggregate gross unrealized depreciation is $23,070, resulting in net unrealized appreciation on long- and short-term investments of $8,002,176.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended October 31, 2001, the Trust's custody fee was reduced by $545 as a result of credits earned on cash balances.

G. RECLASSIFICATIONS Certain information included in the prior years' financials highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $3,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $33,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2001 and 2000, paid in surplus related to common shares aggregated $68,592,482 and $68,478,153, respectively.

    Transactions in common shares were as follows:

                                                      YEAR ENDED          YEAR ENDED
                                                   OCTOBER 31, 2001    OCTOBER 31, 2000
Beginning Shares.................................     4,659,291           4,651,948
Shares Issued Through Dividend Reinvestment......         7,029               7,343
                                                      ---------           ---------
Ending Shares....................................     4,666,320           4,659,291
                                                      =========           =========

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,381,440 and $32,558,605, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 2001 was 2.74% and for the year then ended, rates ranged from 2.09% to 4.20%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade California Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade California Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade California Municipals as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE
CALIFORNIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III.................................  4,347,049             46,109
Hugo F. Sonnenschein...................................  4,351,049             42,109

With regard to the election of the following trustee by the preferred shareholders:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
---------------------------------------------------------------------------------------
Theodore A. Meyers.......................................   1,566                 --

The other trustees whose terms did not expire in 2001 were: David C. Arch, Rod Dammeyer, Howard J Kerr, and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VIC ANR 12/01                                                  Member NASD/SIPC.
                                                                4553L01-AS-12/01